UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2019

ADT Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State of Incorporation)

001-38352
(Commission File Number)

47-4116383
(I.R.S. Employer Identification No.)

1501 Yamato Road Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

(561) 322-7235
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 2, 2019, Prime Security Services Borrower, LLC, a Delaware limited liability company (“Prime Borrower”) and Prime Finance Inc., a Delaware corporation (collectively, the “Issuers”), each a wholly-owned subsidiary of ADT Inc., delivered a Notice of Partial Redemption (the “Redemption Notice”) to holders of their outstanding 9.250% Second-Priority Senior Secured Notes due 2023 (the “Prime Notes”). The Redemption Notice was issued pursuant to the terms of the Indenture, dated as of May 2, 2016, as amended (the “Indenture”), between the Issuers and Wells Fargo Bank, National Association, as trustee, and provides for the partial redemption by the Issuers of $300 million principal amount of the outstanding Prime Notes on February 1, 2019 (the “Redemption Date”) at a redemption price of $1,063.18 per $1,000 of outstanding principal amount of the Prime Notes plus the accrued and unpaid interest on the Prime Notes so redeemed.  The Issuers shall recalculate the final Redemption Price prior to the Redemption Date in accordance with the provisions of the Indenture.  Following the partial redemption, the aggregate outstanding principal amount of the Prime Notes will be $2,246 million.

Forward Looking Statements

ADT has made statements in this filing and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties.  All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters.  Any forward-looking statement made in this filing speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions.  These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management.  ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control and could cause future events or results to be materially different from those stated or implied in this document, or to occur at all, including among others, risk factors that are described in the ADT Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 2, 2019	ADT Inc.

	By:	/s/ P. Gray Finney
P. Gray Finney
Senior Vice President, Chief Legal Officer
and Secretary